EXHIBIT 32.01

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF

2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

In connection with the Quarterly Report of AxoGen, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), Karen Zaderej, Chief Executive Officer of the Company and Gregory G. Freitag, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his/her knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2011	/s/ Karen Zaderej
Karen Zaderej
Chief Executive Officer (Principal Executive Officer)

/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Financial Officer (Principal Financial Officer)